Exhibit 10.3

THIRD AMENDED AND RESTATED SUBORDINATION AGREEMENT

This Third Amended and Restated Subordination Agreement is made as of June 26, 2009 by and among BlueLine Capital Partners, LP, a Delaware limited partnership, as agent (“PIPE Agent”) for the secured parties under the PIPE Security Agreement (as defined below), BlueLine Capital Partners, LP, a Delaware limited partnership, as agent (“Debt Agent”, and together with the PIPE Agent, the “Agents”) for the secured parties under the Debt Security Agreement (as defined below), and Sand Hill Finance, LLC (“SHF”).

Recitals

Pursuant to a Security Agreement dated as of May 29, 2007, as amended on November 16, 2007, July 24, 2008, October 30, 2008 and June 26, 2009 (the “PIPE Security Agreement”), among AXS-One Inc. (“Borrower”), PIPE Agent and the other secured parties set forth therein (PIPE Agent and such other secured parties together, the “PIPE Creditors”), Borrower granted a security interest in certain of its assets to PIPE Agent for the benefit of the PIPE Creditors.

Pursuant to a Security Agreement dated as of June 26, 2009 (the “Debt Security Agreement”), among Borrower, Debt Agent and the other secured parties set forth therein (Debt Agent and such other secured parties together, the “Debt Creditors”, and together with the PIPE Creditors, the “Creditors”), Borrower granted a security interest in certain of its assets to Debt Agent for the benefit of the Debt Creditors.

The Pipe Agent entered into a Subordination Agreement dated as of May 29, 2007, as amended and restated as of July 24, 2008 by Pipe Agent and SHF, and as further amended and restated as of October 30, 2008 by Pipe Agent and SHF (such Subordination Agreement, as amended and restated, the “Existing Subordination Agreement”).

To induce SHF to purchase accounts and extend credit to Borrower, from time to time, or to grant such renewals or extension of any such credit or purchase, the Agents, on behalf of the Creditors, are willing to subordinate:  (a) all of Borrower’s indebtedness and obligations to the Creditors, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to SHF; and (b) all of the Creditors’ security interests, if any, in the Borrower’s property, to all of SHF’s security interests in Borrower’s property.

To induce the Debt Creditors to purchase promissory notes (the “2009 Promissory Notes”) from Borrower, the PIPE Agent, on behalf of the PIPE Creditors, is willing to subordinate:  (a) all of Borrower’s indebtedness and obligations to the PIPE Creditors in such capacity, whether presently existing or arising in the future (the “PIPE Subordinated Debt”) to all of Borrower’s indebtedness and obligations to the Debt Creditors in such capacity; and (b) all of the PIPE Creditors’ security interests, if any, in the Borrower’s property, to all of the Debt Creditor’s security interests in Borrower’s property.

The Borrower has entered into the Agreement and Plan of Merger, dated as of April 16, 2009, by and among Unify Corporation (“Unify”), a wholly-owned subsidiary of Unify (“Merger Sub”) and the Borrower, which provides for the merger (the “Merger”) of Merger Sub with and into the Borrower, subject to the terms and conditions set forth therein.

To induce Unify to consent to the issuance of the 2009 Promissory Notes, SHF and the Agents (collectively, the “Borrower Creditors”), on behalf of the Debt Creditors and the PIPE Creditors, are willing to subordinate as of and from the closing of the Merger:  (a) all of Borrower’s indebtedness and obligations to the Borrower Creditors in such capacity, whether presently existing or arising in the future (the “Borrower Debt”) to all of Unify’s indebtedness and obligations to ComVest Capital LLC (“ComVest”) in connection with the Revolving Credit and Term Note Agreement, dated as of November 20, 2006, by and between ComVest and Unify (such agreement, including any amendments thereto, the “Revolving Credit Agreement”), and the transactions contemplated thereby; and (b) all of their respective security interests, if any, in the Borrower’s property, to all of ComVest’s security interests in Borrower’s property that may arise upon the closing of the Merger.

The Agents and SHF desire to amend and restate the Existing Subordination Agreement as set forth in herein.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Subordination of the Subordinated Debt.

(a)           The Creditors subordinate any security interest or lien that the Creditors may have in any property of Borrower to SHF.  Notwithstanding the respective dates of attachment or perfection of the security interest of the Creditors and the security interest of SHF, the security interest of SHF in the Collateral, as defined in the Financing Agreement between Borrower and SHF, dated as of May 22, 2008, as amended from time to time (the “Financing Agreement”), shall at all times be prior to the security interest of the Creditors.  Capitalized terms not otherwise defined herein shall have the same meaning as in the Financing Agreement for purposes of this Section 1.

(b)           All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to SHF now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Financing Agreement (the “Senior Debt”).

(c)           The Creditors shall not demand or receive from Borrower (and Borrower shall not pay to the Creditors) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor shall the Creditors exercise any remedy with respect to the Collateral, nor shall the Creditors commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding.  Notwithstanding the foregoing, each Creditor shall be entitled to receive each regularly scheduled payment of interest under any promissory note issued by Borrower to the Creditor evidencing the Subordinated Debt, provided that no Event of Default has occurred under the Financing Agreement that is continuing or would exist immediately after giving effect to such payment.  The Creditors shall promptly deliver to SHF in the form received (except for endorsement or assignment by the Creditors where required by SHF) for application to the Senior Debt any payment, distribution, security or proceeds received by the Creditors with respect to the Subordinated Debt other than in accordance with this Agreement.

(d)           This Section 1 shall remain effective for so long as SHF has any obligation to make credit extensions to Borrower or Borrower owes any amounts to SHF under the Financing Agreement.  If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by SHF for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the Creditors shall immediately pay over to SHF all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder.  At any time and from time to time, without notice to the Creditors, SHF may take such actions with respect to the Senior Debt as SHF, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person.  No such action or inaction shall impair or otherwise affect SHF’s rights hereunder.

(e)           Notwithstanding any provision herein to the contrary, nothing contained in this Agreement shall apply to or restrict any portion of the Subordinated Debt from being converted into Borrower’s equity securities in accordance with its existing terms, as applicable.

2. Subordination of the PIPE Subordinated Debt.

(a)           The PIPE Creditors subordinate any security interest or lien that the PIPE Creditors may have in any property of Borrower to the Debt Creditors.  Notwithstanding the respective dates of attachment or perfection of the security interest of the PIPE Creditors and the security interest of the Debt Creditors, the security interest of the Debt Creditors in the Collateral, as defined in the Debt Security Agreement, shall at all times be prior to the security interest of the PIPE Creditors.  Capitalized terms not otherwise defined herein shall have the same meaning as in the Debt Security Agreement for purposes of this Section 2.

(b)           All PIPE Subordinated Debt is subordinated in right of payment to all obligations of Borrower to the Debt Creditors now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Debt Security Agreement (the “Mezzanine Debt”).

(c)           The PIPE Creditors shall not demand or receive from Borrower (and Borrower shall not pay to the PIPE Creditors) all or any part of the PIPE Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor shall the PIPE Creditors exercise any remedy with respect to the Collateral, nor shall the PIPE Creditors commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Mezzanine Debt remains outstanding.  Notwithstanding the foregoing, each PIPE Creditor shall be entitled to receive each regularly scheduled payment of interest under any promissory note issued by Borrower to the PIPE Creditor evidencing the PIPE Subordinated Debt, provided that no Event of Default has occurred under the Debt Security Agreement that is continuing or would exist immediately after giving effect to such payment.  The PIPE Creditors shall promptly deliver to the Debt Creditors in the form received (except for endorsement or assignment by the PIPE Creditors where required by the Debt Creditors) for application to the Mezzanine Debt any payment, distribution, security or proceeds received by the PIPE Creditors with respect to the PIPE Subordinated Debt other than in accordance with this Agreement, subject to the rights of SHF set forth in Section 1 above.

(d)           This Section 2 shall remain effective for so long as Borrower owes any amounts to the Debt Creditors under the promissory notes secured by the Debt Security Agreement.  If, at any time after payment in full of the Mezzanine Debt any payments of the Mezzanine Debt must be disgorged by the Debt Creditors for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the PIPE Creditors shall immediately pay over to the Debt Creditors all payments received with respect to the PIPE Subordinated Debt to the extent that such payments would have been prohibited hereunder, subject to the rights of SHF set forth in Section 1 above.  At any time and from time to time, without notice to the PIPE Creditors, the Debt Creditors may take such actions with respect to the Mezzanine Debt as the Debt Creditors, in their sole discretion, may deem appropriate, including, without limitation, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Mezzanine Debt and any collateral securing the Mezzanine Debt, and enforcing or failing to enforce any rights against Borrower or any other person.  No such action or inaction shall impair or otherwise affect the Debt Creditors’ rights hereunder.

(e)           Notwithstanding any provision herein to the contrary, nothing contained in this Agreement shall apply to or restrict any portion of the PIPE Subordinated Debt from being converted into Borrower’s equity securities in accordance with its existing terms, as applicable.

3. Subordination of the Borrower Debt.

The Borrower Creditors hereby agree to the following provisions of this Section 3 as of and from the closing of the Merger.

(a)           The Borrower Creditors subordinate any security interest or lien that the Borrower Creditors may have in any property of Borrower to ComVest.  Notwithstanding the respective dates of attachment or perfection of the security interest of the Borrower Creditors and the security interest of ComVest, the security interest of ComVest in the Collateral, as defined in the Revolving Credit Agreement, shall at all times be prior to the security interest of the Borrower Creditors.

(b)           All Borrower Debt is subordinated in right of payment to all obligations of Unify to ComVest now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Unify of any bankruptcy, reorganization or similar proceeding, and all obligations under the Revolving Credit Agreement (the “Acquiror Debt”).

(c)           The Borrower Creditors shall not demand or receive from Borrower (and Borrower shall not pay to the Borrower Creditors) all or any part of the Borrower Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor shall the Borrower Creditors exercise any remedy with respect to the Collateral, as defined in the Revolving Credit Agreement, nor shall the Borrower Creditors commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Acquiror Debt remains outstanding.  Notwithstanding the foregoing, each Borrower Creditor shall be entitled to receive each regularly scheduled payment of interest under any promissory note issued by Borrower to the Borrower Creditor evidencing the Borrower Debt, provided that no Event of Default has occurred under the Revolving Credit Agreement that is continuing or would exist immediately after giving effect to such payment.  The Borrower Creditors shall promptly deliver to ComVest in the form received (except for endorsement or assignment by the Borrower Creditors where required by ComVest) for application to the Acquiror Debt any payment, distribution, security or proceeds received by the Borrower Creditors with respect to the Borrower Debt other than in accordance with this Agreement.

(d)           This Section 3 shall remain effective for so long as ComVest has any obligation to make credit extensions to Unify or Unify owes any amounts to ComVest under the Revolving Credit Agreement.  If, at any time after payment in full of the Acquiror Debt any payments of the Acquiror Debt must be disgorged by ComVest for any reason (including, without limitation, the bankruptcy of Unify), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the Borrower Creditors shall immediately pay over to ComVest all payments received with respect to the Borrower Debt to the extent that such payments would have been prohibited hereunder.  At any time and from time to time, without notice to the Borrower Creditors, ComVest may take such actions with respect to the Acquiror Debt as ComVest, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Unify, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Acquiror Debt and any collateral securing the Acquiror Debt, and enforcing or failing to enforce any rights against Unify or any other person.  No such action or inaction shall impair or otherwise affect ComVest’s rights hereunder.

(e)           Notwithstanding any provision herein to the contrary, nothing contained in this Agreement shall apply to or restrict any portion of the Borrower Debt from being converted into Borrower’s equity securities in accordance with its existing terms, as applicable.

4. Amendment and Restatement of Existing Subordination Agreement.  The Existing Subordination Agreement is hereby amended and restated in its entirety and superceded by this Agreement.  All provisions of, rights granted and covenants made in the Existing Subordination Agreement are hereby waived, released and amended in their entirety and shall have no further force or effect.

5. Successors and Assigns.  This Agreement shall bind any successors or assignees of the Borrower Creditors and shall benefit any successors or assigns of ComVest, Unify, SHF and the Debt Creditors.  This Agreement is solely for the benefit of the Creditors, SHF, Unify and ComVest and not for the benefit of Borrower or any other party, and Unify and ComVest, and their respective successors or assignees, are express third party beneficiaries of this Agreement.  This Agreement may be executed and delivered (including by facsimile or electronic transmission) in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments.  The Borrower Creditors are not relying on any representations by ComVest or Unify in entering into this Agreement.  The Creditors are not relying on any representations by SHF or Borrower in entering into this Agreement (and the PIPE Creditors are not relying on any representations by the Debt Creditors in entering into this Agreement).  The Borrower Creditors shall keep fully apprised of the financial and other condition of Unify.  The Creditors have kept and shall continue to keep fully apprised of the financial and other condition of Borrower.  Subject to the interests of ComVest and Unify provided herein, this Agreement may be amended only by written instrument signed by the Agents and SHF.

6. Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.  The Creditors and SHF submit to the jurisdiction of the state and federal courts located in Santa Clara County, California.  THE CREDITORS AND SHF WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.  If the jury waiver set forth in this Section 6 is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be settled by final and binding arbitration held in San Jose, California in accordance with the then applicable Commercial Arbitration Rules of the American Arbitration Association.  Judgment upon any award resulting from arbitration may be entered into and enforced by any state of federal court having jurisdiction thereof.  In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Agent on behalf of the PIPE Creditors”

BLUELINE CAPITAL PARTNERS, LP,
as Agent

By: BlueLine Partners LLC, its GP

By: /s/ Scott A. Shuda

Title: Managing Director

“Agent on behalf of the Debt Creditors”

BLUELINE CAPITAL PARTNERS, LP,
as Agent

By: BlueLine Partners LLC, its GP

By: /s/ Scott A. Shuda

Title: Managing Director

“SHF”

SAND HILL FINANCE, LLC

By:     /s/ Mark Cameron

Title:  Partner

The undersigned approves of the terms of this Agreement.

“Borrower”

AXS-ONE INC.

By:     /s/ William P. Lyons

Title:  CEO